                             Letter of Transmittal
                       To Tender Shares of Common Stock

                                      of

                               PJ America, Inc.


                       Pursuant to the Offer to Purchase
                              dated July 20, 2001

                                      of

                             PJ Acquisition Corp.

  THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, EASTERN DAYLIGHT
                                     TIME,
           ON MONDAY, AUGUST 20, 2001, UNLESS THE OFFER IS EXTENDED.


                       The Depositary for the Offer is:

                              NATIONAL CITY BANK
                          CORPORATE TRUST OPERATIONS
                            3RD FLOOR--NORTH ANNEX
                             4100 W. 150TH STREET
                             CLEVELAND, OHIO 44135
                            (800) 622-6757 (PHONE)
                             (216) 252-9163 (FAX)

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

                        DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------

 Name(s) and
Address(es) of
  Registered
  Holder(s)
   (Please
   correct
  details if
incorrect (or
 fill in, if
   blank).
Please ensure
   name(s)
  appear(s)
exactly as on
    Share                          Shares Tendered
Certificates).          (Attach additional list if necessary)
------------------------------------------------------------------
                                   Total Number of
                                  Shares Represented      Number
                   Certificate         by Share          of Shares
                   Number(s)*      Certificate(s)*      Tendered**
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                                       ---------------------------
                  Total Shares

-------------------------------------------------------------------------------
 * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered. See Instruction 4.

   This Letter of Transmittal is to be completed by stockholders of PJ America, Inc. either if certificates ("Share Certificates") representing shares of common stock, par value $0.01 per share (the "Shares") are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by National City Bank (the "Depository") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth under "The Tender Offer--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

   Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to 12:00 midnight, Eastern Daylight time, on Monday, August 20, 2001 (unless the Offer is extended as described in the Offer to Purchase) (the "Expiration Date"), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth under "The Tender Offer--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW.

               PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

[_]CHECK HERE IF SHARE CERTIFICATES HAVE BEEN MUTILATED, LOST, STOLEN OR
   DESTROYED. SEE INSTRUCTION 9.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO
   THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING

  Name of Tendering Institution ______________________________________________

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
   FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution that Guaranteed Delivery _______________________________

  If delivery is by book-entry transfer, check box [_]

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

Ladies and Gentlemen:

   The undersigned hereby tenders to PJ Acquisition Corp. ("Purchaser"), a Delaware corporation, the above-described shares of common stock, par value $0.01 per share (the "Shares"), of PJ America, Inc., a Delaware corporation ("PJAM"), pursuant to the Purchaser's Offer to Purchase all outstanding Shares at $8.75 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 20, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The Offer is being made pursuant to the Agreement and Plan of Merger, dated June 28, 2001, by and between Purchaser and PJAM.

   Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all non-cash dividends, distributions, rights and other Shares or other securities issued or issuable in respect thereof on or after June 28, 2001, if any (collectively, "Distributions")) and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any and all Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any and all Distributions), or transfer ownership of such Shares (and any and all Distributions) on the account books maintained by it or any of the Book-Entry Transfer Facilities, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, (ii) present such Shares (and any and all Distributions) for transfer on the books of the Purchaser and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any and all Distributions), all in accordance with the terms of the Offer.

   The undersigned hereby irrevocably appoints Richard F. Sherman, Douglas S. Stephens and Michael M. Fleishman, the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered herewith which have been accepted for payment and paid for by the Purchaser prior to the time of any vote or other action and any and all other Shares or other securities issued in Distributions or issuable in respect thereof on or after June 28, 2001 which the undersigned is entitled to vote at any meeting of stockholders of PJAM (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered herewith, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of and payment for such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment and payment for such Shares shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any and all Distributions), and no subsequent proxy or power of attorney will be given or written consent will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

   The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herewith (and any and all Distributions) and that when such Shares are accepted for payment and paid for by the Purchaser, the Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any and all Distributions).

   All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable. See "The Tender Offer--Section 4. Withdrawal Rights."

   The undersigned understands that tenders of Shares pursuant to any one of the procedures described under "The Tender Offer--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

   Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not purchased, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and any certificates for Shares not tendered or not purchased (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and return any Shares not tendered or not purchased in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that the Purchaser has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares from the name of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.


    SPECIAL PAYMENT INSTRUCTIONS             SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 1, 5, 6, 7 and          (See Instructions 1, 5, 6, 7 and
                 8)                                        8)


    To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares purchased (less the amount         Shares purchased (less the amount
 of any federal income and backup          of any federal income and backup
 withholding tax required to be            withholding tax required to be
 withheld) or certificates for             withheld) or certificates for
 Shares not tendered or not                Shares not tendered or not
 purchased are to be issued in the         purchased are to be mailed to
 name of someone other than the            someone other than the
 undersigned.                              undersigned or to the undersigned
                                           at an address other than that
                                           shown below the undersigned's
                                           signature(s).


 Mail:[_] check

     [_] certificate(s) to:
                                           Mail:[_] check

 Name _____________________________             [_] certificate(s) to:

           (Please Print)
 Address __________________________        Name _____________________________
 __________________________________                  (Please Print)
 __________________________________        Address __________________________
         (Include Zip Code)                __________________________________
 __________________________________        __________________________________
   (Taxpayer Identification No.)                   (Include Zip Code)

                                   SIGN HERE
                 AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
 ____________________________________________________________________________
 ____________________________________________________________________________
                           Signature(s) of Owner(s)
 Date _________________________________________________________________, 20

 Name(s)_____________________________________________________________________
     ______________________________________________________________________
                                (Please Print)

 Capacity (full title) ______________________________________________________

 Address_____________________________________________________________________
     ______________________________________________________________________
                              (Include Zip Code)

 Area Code and Telephone Number _____________________________________________

 (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)


                          GUARANTEE OF SIGNATURE(S)
                   (If required; see Instructions 1 and 5)

 Name of Firm _______________________________________________________________

 Authorized Signature _______________________________________________________

 Date _________________________________________________________________, 20

 Name
 ____________________________________________________________________________
 Business name, if different from above.
 ____________________________________________________________________________

 Check appropriate box: [_] Individual/Sole
 proprietor [_] Corporation [_] Partnership [_] Other _______________________
 ____________________________________________________________________________
 Address (number, street, and apt. or suite no.)
 ____________________________________________________________________________
 City, state, and ZIP code



                        Part I--TAXPAYER
                        IDENTIFICATION NO.--FOR ALL
                        ACCOUNTS ENTER YOUR
                        TAXPAYER IDENTIFICATION
                        NUMBER IN THE APPROPRIATE
                        BOX. FOR MOST INDIVIDUALS
                        AND SOLE PROPRIETORS, THIS
                        IS YOUR SOCIAL SECURITY
                        NUMBER. FOR OTHER ENTITIES,
                        IT IS YOUR EMPLOYER
                        IDENTIFICATION NUMBER. IF
                        YOU DO NOT HAVE A NUMBER,
                        SEE "HOW TO OBTAIN A TIN"
                        IN THE ENCLOSED GUIDELINES.

 SUBSTITUTE


 Form W-9                                              ----------------------

                                                       Social Security Number
 Department of                                                   OR
 the Treasury

 Internal                                              ----------------------
 Revenue                                               Employer Identification
 Service                                                       Number

 Payer's Request
 for Taxpayer
 Identification No.

                        Note: If the account is in
                        more than one name, see the
                        chart on page 2 of the
                        enclosed Guidelines to
                        determine what number to
                        enter.
                       --------------------------------------------------------
                        Part II For Payees Exempt from Backup Withholding
                        (see enclosed Guidelines)
                        Certification--Under penalties of perjury, I certify that:

                        (1) The number shown on this form is my correct
                            Taxpayer Identification Number (or I am waiting for a number to be issued to me) and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within
                            (60) days, 31%, or the then current rate, of all reportable payments made to me thereafter will be withheld until I provide a number;

                        (2) I am not subject to backup withholding either
                            because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                        (3) The payee is a U.S. person (including a resident
                            alien).
                       --------------------------------------------------------


                               PART III Certification Instructions-- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to and individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct
                                                 TIN. (See the Guidelines.)

                           Awaiting TIN [_]

                                                 SIGNATURE ___________________
                                                 DATE , 2001

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
     WITHHOLDING OF 31%, OR THE THEN CURRENT RATE, OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE AWAITING FOR TIN BOX ON SUBSTITUTE FORM W-9.

                                 INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Offer

   1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be signed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Associations, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other "eligible guarantor institution" (as such term is defined in Rule 17 Ad-15 under the Securities Exchange Act of 1934, as amended) (each an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed
(i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

   2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth under "The Tender Offer--
Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or, in the case of a book-entry transfer, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth on the front page of this Letter of Transmittal by the Expiration Date.

   Stockholders who cannot deliver their Shares and all other required documents to the Depositary by the Expiration Date must tender their Shares pursuant to the guaranteed delivery procedure set forth under "The Tender Offer--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase. Under the guaranteed delivery procedure:

     (i) such tender must be made by or through an Eligible Institution;

     (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary by the Expiration Date; and

     (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided under "The Tender Offer--Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

The method of delivery of Shares and all other required documents is at the option and risk of the tendering stockholder. If certificates for Shares are sent by mail, the use of registered mail with return receipt requested, properly insured, is recommended.

   No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

   3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

   4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the appropriate box on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

   5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

   If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

   If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

   If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

   If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

   6. Stock Transfer Taxes. The Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to the Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

   7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

   8. Substitute Form W-9. Under the federal income tax laws, the Depositary will be required to withhold 31%, or the then current rate, of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder's or payee's correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain stockholders or payees (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

   Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31%, or the then current rate, of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 31%, OR THE THEN CURRENT RATE, ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   9. Mutilated, Lost, Stolen or Destroyed Certificates. If you have or had a certificate or certificates representing Shares which has been mutilated, lost, stolen or destroyed, you should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling (800) 622-6757. The Depositary will provide such holder with all necessary forms and instructions to replace any mutilated, lost, stolen or destroyed certificates. The holder may also be required to give PJAM a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

   10. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at its address or telephone number set forth below.

   11. Non-United States Holder. Non-United States holders must submit a completed IRS Form W-8BEN or similar form to avoid backup withholding. IRS Form W-8BEN or such similar form may be obtained by contacting the Depositary at one of the addresses on the face of this Letter of Transmittal.

                    The Information Agent for the Offer is:

                             GEORGESON SHAREHOLDER
                               111 COMMERCE ROAD
                          CARLSTADT, NEW JERSEY 07072

                 Banks and Brokers Call Collect (201) 896-1900
                   All Others Call Toll-Free (888) 420-0225